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                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 17
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                        AIM INVESTMENT SECURITIES FUNDS
                     (INVESCO INVESTMENT SECURITIES FUNDS)

       This Amendment No. 17 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust") amends, effective July 15, 2013, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to remove Invesco Dynamics Fund, Invesco Municipal Bond Fund and Invesco High Yield Securities Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 15, 2013.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

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                                   EXHIBIT 1

                                  "SCHEDULE A
     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
---------------------------------------------------  -------------------------
Invesco Global Real Estate Fund                      Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class Y Shares

Invesco High Yield Fund                              Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class Y Shares
                                                     Investor Class Shares

Invesco Limited Maturity Treasury Fund               Class A Shares
                                                     Class A2 Shares
                                                     Class R5 Shares
                                                     Class Y Shares

Invesco Money Market Fund                            Class AX Shares
                                                     Class B Shares
                                                     Class BX Shares
                                                     Class C Shares
                                                     Class CX Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class Y Shares
                                                     AIM Cash Reserve Shares
                                                     Investor Class Shares

Invesco Real Estate Fund                             Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class Y Shares
                                                     Investor Class Shares

Invesco Short Term Bond Fund                         Class A Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class Y Shares

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PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
--------------------------------------------  --------------------------
Invesco U.S. Government Fund                  Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Investor Class Shares

Invesco Corporate Bond Fund                   Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares"